UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2011 (October 14, 2011)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 14, 2011, our Avis Budget Rental Car Funding (AESOP) LLC subsidiary (“ABRCF”) completed an amendment and renewal of its asset-backed variable-funding financing facilities, which provide a portion of the financing for our car rental fleet in the United States.  This financing was previously comprised of two facilities, known as the Series 2008-1 Notes and the Series 2010-6 Notes.  At our request, the Series 2008-1 facility was combined into the Series 2010-6 facility.  The aggregate commitment of the purchaser groups of the 2010-6 facility was increased by $450 million for an aggregate maximum available amount of $2.5 billion.  The Series 2010-6 facility is a two-year facility with an expiration date of October 11, 2013.  ABRCF originally issued the Series 2010-6 Notes under the Amended and Restated Series 2010-6 Supplement dated October 22, 2010, between ABRCF and The Bank of New York Mellon Trust Company, N.A. (“BNYMellon”), as trustee and as Series 2010-6 Agent, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, as amended, between the Issuer and BNYMellon, as trustee.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Amended and Restated Series 2010-6 Supplement, a copy of which is filed as Exhibit 10.1 hereto which is incorporated herein by reference.

Item 1.02	Termination a Material Definitive Agreement.

On October 14, 2011, ABRCF and ABCR terminated the Second Amended and Restated Series 2008-1 Supplement, dated as of October 22, 2010, among Avis Budget Rental Car Funding (AESOP) LLC, Avis Budget Car Rental, LLC, as administrator, JPMorgan Chase Bank, N.A., as administrative agent, the non-conduit purchasers, the commercial paper conduit purchasers, the funding agents and the APA Banks named therein, and The Bank of New York Mellon Trust Company, N.A., as trustee and as Series 2008-1 Agent.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

A press release announcing the amendment to the Series 2010-6 facility is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1
Amended and Restated Series 2010-6 Supplement, dated as of October 14, 2011, by and among Avis Budget Rental Car Funding (AESOP) LLC, as Issuer, Avis Budget Car Rental, LLC, as Administrator, JPMorgan Chase Bank, N.A., as Administrative Agent, the Non-Conduit Purchasers, the CP Conduit Purchasers, the APA Banks and the Funding Agents named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and as Series 2010-6 Agent.

99.1	Press release dated October 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

By:	AVIS BUDGET GROUP, INC. /s/ Michael K. Tucker
Name:	Michael K. Tucker
Title:	Executive Vice President and General Counsel

Date: October 20, 2011

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated October 20, 2011 (October 14, 2011)

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amended and Restated Series 2010-6 Supplement, dated as of October 14, 2011, by and among Avis Budget Rental Car Funding (AESOP) LLC, as Issuer, Avis Budget Car Rental, LLC, as Administrator, JPMorgan Chase Bank, N.A., as Administrative Agent, the Non-Conduit Purchasers, the CP Conduit Purchasers, the APA Banks and the Funding Agents named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and as Series 2010-6 Agent.

99.1	Press release dated October 18, 2011.